UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 31, 2006
Date of Report (Date of earliest event reported)
NationsHealth, Inc.
(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50348 (Commission File Number)	06-1688360 (I.R.S. Employer Identification No.)
13630 N.W. 8th Street, Suite 210
Sunrise, Florida 33325
(Address of Principal Executive Offices)
(954) 903-5000
Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     NationsHealth, Inc. (the “Company”), and the Company’s indirect wholly-owned subsidiary, United States Pharmaceutical Group, LLC (“USPG”), entered into an Amendment Number 2 to Strategic Agreement with Connecticut General Life Insurance Company (“CIGNA”) on March 31, 2006, effective as of February 20, 2006 (the “Amendment”). The Amendment modifies the Strategic Agreement, dated May 4, 2005, pursuant to which USPG provides services with respect to CIGNA’s Medicare Part D Prescription Drug Plan (“PDP”). The Amendment mainly relates to modifying the compensation terms for an interim period. The Amendment will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending March 31, 2006, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: April 5, 2006	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer